UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8965 Research Dr., Suite 100
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01	Entry into a Material Definitive Agreement.

September 2017 Financing Increase

As previously disclosed, on September 19, 2017, Ener-Core, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which it concurrently issued to 10 accredited investors (each, an “Investor”) unregistered convertible senior secured promissory notes in principal amount of to approximately $555,555.56 (the “Convertible Senior Notes”) and five-year warrants (each, a “Warrant”) to purchase an aggregate of 222,222 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at an exercise price of $1.50 per share, with aggregate gross proceeds to the Company of approximately $500,000.

On November 1, 2017, the Company and certain Investors agreed to amend and restate the Purchase Agreement (the “Amended and Restated Purchase Agreement”) pursuant to which the Company agreed to issue to certain accredited investors (each, an “Additional Investor”), pursuant to a series of joinder agreements, additional unregistered convertible senior secured promissory notes in principal amount of up to approximately $444,445 (the “Additional Convertible Senior Notes”) and five-year warrants (each, an “Additional Warrant”) to purchase an aggregate of 177,778 shares of Common Stock at an exercise price of $1.50 per share (the “Additional Warrant Shares”), with aggregate gross proceeds to the Company of approximately $400,000 (together with the Initial Closing, the “2017 Bridge Financing”). The second closing of the 2017 Bridge Financing occurred on November 1, 2017.

Amended and Restated Purchase Agreement

Pursuant to the terms of the Amended and Restated Purchase Agreement, the Company agreed to sell and issue the Additional Convertible Senior Notes and Additional Warrants (collectively, the “Additional Securities”) to the Additional Investors with each Additional Convertible Senior Note to be issued at a 10% original issue discount and with associated Additional Warrants to purchase 400 shares of Common Stock for each $1,000 of principal amount of Additional Convertible Senior Notes purchased by such Additional Investor. The Amended and Restated Purchase Agreement contains representations, warranties and covenants of the Additional Investors and the Company that are typical for transactions of this type. The Company agreed to use the proceeds from the sale of the Additional Securities for working capital and general corporate purposes.

Additional Convertible Senior Notes

The Additional Convertible Senior Notes are substantially identical to the Convertible Senior Secured Notes and will bear no ordinary interest, as the principal amount of the Additional Convertible Senior Notes will include an original issue discount. Upon an Event of Default (as defined in the Additional Convertible Senior Notes), however, the Additional Convertible Senior Notes will bear interest at a rate of 10% per annum. The Additional Convertible Senior Notes will mature on December 31, 2018. The Additional Convertible Senior Notes will rank pari passu with the outstanding convertible senior secured promissory notes of the Company issued in April 2015, May 2015 and December 2016, as well as the Convertible Senior Secured Notes issued in September 2017, and rank senior to the convertible unsecured promissory notes of the Company issued in September 2016 (the “Convertible Junior Notes”), as amended to date. The Additional Convertible Senior Notes will be convertible at the option of the holder into Common Stock at an exercise price of $2.50 (as subject to adjustment therein) and will automatically convert into shares of Common Stock on the fifth trading day immediately following the issuance date of the Additional Convertible Senior Notes on which (i) the Weighted Average Price (as defined in the Additional Convertible Senior Notes) of the Common Stock for each trading day during a twenty trading day period equals or exceeds $5.00 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction) and no Equity Conditions Failure (as defined in the Additional Convertible Senior Notes) has occurred. In addition, the Additional Convertible Senior Notes will be convertible, via approved exchange in lieu of cash consideration in connection with a subsequent issuance by the Company of equity securities for cash consideration (a “Next Equity Financing”), into the securities of the Company to be issued in such Next Equity Financing, provided the Lead Investor (as defined in the Additional Convertible Senior Notes) elects to participate in such Next Equity Financing. The Additional Convertible Senior Notes will also contain a blocker provision that prevents the Company from effecting a conversion in the event that the holder, together with certain affiliated parties, would beneficially own in excess of either 4.99% or 9.99%, with such threshold to be determined by the holder prior to issuance, of the shares of Common Stock outstanding immediately after giving effect to such conversion.

Upon an Event of Default and delivery to the holder of the Additional Convertible Senior Note of notice thereof, such holder may require the Company to redeem all or any portion of its Additional Convertible Senior Note at a price equal to 115% of the Conversion Amount (as defined in the Additional Convertible Senior Notes) being redeemed. Additionally, upon a Change of Control (as defined in the Additional Convertible Senior Notes) and delivery to the holder of the Additional Convertible Senior Note of notice thereof, such holder may also require the Company to redeem all or any portion of its Additional Convertible Senior Note at a price equal to 115% of the Conversion Amount being redeemed. Further, at any time from and after January 1, 2018 and provided that the Company has not received either (i) initial deposits for at least eight 2 MW Power Oxidizer units or (ii) firm purchase orders totaling not less than $3,500,000 and initial payment collections of at least $1,600,000, in each case during the period commencing on the issuance date of the Additional Convertible Senior Notes and ending on December 31, 2017, the holder of the Additional Convertible Senior Note may require the Company to redeem all or any portion of its Additional Convertible Senior Note at a price equal to 100% of the Conversion Amount being redeemed.

At any time after the issuance date of the Additional Convertible Senior Notes, the Company may redeem all or any portion of the then outstanding principal and accrued and unpaid interest with respect to such principal, at 100% of such aggregate amount; provided, however, that the aggregate Conversion Amount to be redeemed pursuant to all Convertible Senior Notes and Additional Convertible Senior Notes must be at least $500,000, or such lesser amount as is then outstanding. The portion of the Additional Convertible Senior Note(s) to be redeemed shall be redeemed at a price equal to the greater of (i) 110% of the Conversion Amount of the Additional Convertible Senior Note being redeems and (ii) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest Weighted Average Price (as defined in the Additional Convertible Senior Notes) of the shares of Common Stock during the period beginning on the date immediately preceding the date of the notice of such redemption by the Company and ending on the date on which the redemption by the Company occurs by (II) the lowest Conversion Price (as defined in the Additional Convertible Senior Notes) in effect during such period.

The Additional Convertible Senior Notes will contain a provision that prevents the Company from entering into or becoming party to a Fundamental Transaction (as defined in the Additional Convertible Senior Notes) unless the Company’s successor entity assumes all of the Company’s obligations under the Additional Convertible Senior Notes and the related transaction documents (the “Transaction Documents”) pursuant to written agreements in form and substance satisfactory to at least a certain number of holders of the Convertible Senior Notes and Additional Convertible Senior Notes.

Ener-Core Power, Inc., the Company’s wholly-owned subsidiary, has agreed to guarantee all of the obligations of the Company under the Amended and Restated Purchase Agreement, the Additional Convertible Senior Notes and the Transaction Documents.

Additional Warrants

The Additional Warrants are substantially identical to the Warrants and each Additional Warrant will be exercisable immediately in exchange for cash. In addition, unless all of the Additional Warrant Shares that are subject to an exercise notice with respect to any Additional Warrant are registered for resale pursuant to an effective registration statement and are issuable without any restrictive legend, such Additional Warrant may also be exercised by way of a cashless exercise. The Additional Warrants will also provide that the exercise price of each Additional Warrant will be adjusted upon the occurrence of certain events such as stock dividends, stock splits and other similar events. The Additional Warrants will include a blocker provision that prevents the Company from effecting any exercise in the event that the holder, together with certain affiliated parties, would beneficially own in excess of either 4.99% or 9.99%, with such threshold to be determined by the holder prior to issuance, of the shares of Common Stock outstanding immediately after giving effect to such exercise.

The Additional Warrants will contain a provision that prevents the Company from entering into or becoming party to a Fundamental Transaction (as defined in the Additional Warrants) unless the Company’s successor entity assumes all of the Company’s obligations under the Additional Warrants and the related transaction documents pursuant to written agreements in form and substance satisfactory to at least a certain number of holders of the Warrants and Additional Warrants.

The Additional Securities to be issued to the Additional Investors and the underlying shares of Common Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and will be sold and issued in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The shares of Common Stock issuable to Additional Investors upon conversion of the Additional Convertible Senior Notes (the “Additional Conversion Shares”) and the Additional Warrant Shares issuable to Additional Investors upon exercise of the Additional Warrants were not registered under the Securities Act, or the securities laws of any state, and were offered in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D and may be sold upon exercise pursuant to an available exemption, including Section 4(a)(2) and Section 3(a)(9) of the Securities Act. Each Additional Investor was an accredited investor (as defined in Rule 501 of Regulation D under the Securities Act) at the time of the September 2017 Financing.

Waivers

On November 1, 2017, certain investors holding convertible senior secured notes issued in April and May 2015 (the “2015 Notes”) and December 2016 (the “2016 Notes”) executed waivers (“2015 Waivers” and “2016 Waivers”, respectively, and together, the “Waivers”) to allow for the issuance by the Company of the Additional Securities. The Waivers are binding upon the holders all of the issued 2015 Notes and 2016 Notes and the parties to the related securities purchase agreements pursuant to the terms thereof.

Item 3.02	Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, which disclosure regarding the Additional Convertible Senior Notes and Additional Warrants is incorporated by reference herein, on November 1, 2017, the Company agreed to issue the Additional Convertible Senior Notes and the Additional Warrants to the Additional Investors pursuant to the Amended and Restated Purchase Agreement. The issuance of the Additional Convertible Senior Notes is, and upon conversion of the Additional Convertible Senior Notes in accordance with their terms, the issuance of the shares of Common Stock upon such conversion will be, and the issuance of the Additional Warrants is, and upon exercise of the Additional Warrants in accordance with their terms, the issuance and sale of the Additional Warrant Shares will be, exempt from registration pursuant to an exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, based on representations of the Additional Investors, which included, in pertinent part, that each recipient is an “accredited investor” as that term is defined in Rule 501 of Regulation D, who is acquiring such Additional Convertible Senior Note and Additional Warrant for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that such investor understands that the Additional Convertible Senior Note and Additional Warrant may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Additional Convertible Senior Secured Promissory Note
4.2	Form of Additional Warrant
4.3	Form of 2015 Waiver, effective as of November 1, 2017
4.4	Form of 2016 Waiver, effective as of November 1, 2017
10.1	Form of Amended and Restated Securities Purchase Agreement, dated November 1, 2017, by and among Ener-Core, Inc. and certain investors set forth therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: November 2, 2017	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Additional Convertible Senior Secured Promissory Note
4.2	Form of Additional Warrant
4.3	Form of 2015 Waiver, effective as of November 1, 2017
4.4	Form of 2016 Waiver, effective as of November 1, 2017
10.1	Form of Amended and Restated Securities Purchase Agreement, dated November 1, 2017, by and among Ener-Core, Inc. and certain investors set forth therein